UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

Calamos Global Dynamic Income Fund

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville, Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2012

DATE OF REPORTING PERIOD: November 1, 2011 through April 30, 2012

Item 1. Report to Shareholders

CALAMOS®

Global Dynamic Income Fund (CHW)

SEMIANNUAL REPORT APRIL 30, 2012

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Experience and Foresight

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds, all of which pay monthly distributions and provide a consistent source of income through investments in U.S. enhanced fixed income, global total return, U.S. total return and, in the case of the Calamos Global Dynamic Income Fund (CHW), global enhanced fixed income strategies. Please see page 5 for a more detailed overview of our closed-end offerings.

We manage the Fund with an emphasis on producing income. In order to optimize market performance, as well as to address the desire of shareholders to receive regular distributions, our closed-end funds are managed to focus on producing income as part of the overall total return strategy.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the period ended April 30, 2012. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your fund. I invite you to read it carefully.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains. The average monthly distribution rate over the life of the Fund has been 10.10%.* Even though the Fund was launched just prior to a period of unprecedented market turmoil, as an example, a $10,000 investment at market price at the Fund’s June 27, 2007 inception would be worth approximately $9,500 as of April 30, 2012, accounting for both total return and income over that span. Since inception, the Fund has produced an annualized return of -1.07% on market price and 1.42% on NAV.

Steady and Competitive Distributions

During the semiannual period, CHW provided steady monthly distributions, with an increase of 24%—from $0.0500 to $0.0620—in February. We believe this was a factor in reducing the Fund’s discount to net asset value from 12.3% on January 31, 2012 to 7.2% on April 30, 2012.

We believe the Fund’s annualized distribution rate, which was 8.45% on a market price basis as of April 30, 2012, was very competitive, given the low interest rates in many segments of the bond market. Additionally, on a net asset value (NAV) basis, the Fund outperformed both the global equity market as measured by the MSCI World Index and the global bond market as measured by the BofA Merrill Lynch Global Broad Market Index. We believe the Fund’s distributions and performance illustrate the benefits of a global, multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In

*	Average of the Fund’s monthly distribution rates since inception (June 27, 2007). The Fund did not pay out return of capital until 2009. Between 2009 and 2011, estimated return of capital represented an average of 29% of the Fund’s monthly distribution amount.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Directors consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 32.)

Risk/Return Optimization

We believe that managing risk is imperative in optimizing returns. As a consequence, we have focused our high yield and convertible investments on the BB-rated credit range, which represents the higher-quality end of the below investment grade space, with minimal exposure to the lower-end credits. We believe this approach has proven over time to offer an attractive risk/reward dynamic to our shareholders to help ensure steady income with a focus on capital preservation.

Market Environment

The early part of the semiannual period saw the Fund positioned in accordance with our belief that the U.S. economy was not headed for a double-dip recession, emphasizing companies with strong growth characteristics and high-quality attributes. Over recent months, improving economic data has supported our constructive view. However, even as we maintain our expectation of modest U.S. economic growth, we are prepared for ups and downs along the way. We still anticipate continued ongoing volatility in the global financial markets, as the presidential election approaches in the U.S. and debt problems in the euro zone and other developed markets persist. While the rally in the U.S. equity market in the first few months of 2012 has been a welcome development, we know from experience that volatility can work both ways, and we therefore continue to actively monitor the global economy and the companies we have chosen for the funds.

Against this backdrop, the global bond market gained for the six-month period. The BofA Merrill Lynch Global Broad Market Index returned 2.91%, while the Credit Suisse High Yield Index returned 6.77%. Many segments of the global equity market also advanced. The MSCI World Index, a measure of developed market equity performance, returned 7.87%. The U.S. equity market also performed notably, with the S&P 500 Index up 12.77%, and emerging market equities made a bit of a comeback with a 4.02% gain in the MSCI Emerging Markets Index. During this period, the Calamos Global Dynamic Income Fund produced a total return of 18.82% on a market price basis and a 9.07% total return on an NAV basis. We believe the recent increase in distribution will help add to performance over time.

We See Opportunity

We have identified a number of important secular themes and cyclical factors that we believe will drive global growth for years to come. The growth of a middle class in many emerging market regions is an exciting trend, and globally focused businesses are in the best position to capitalize on this increasingly prosperous new

2	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

customer base. In addition, information technology firms represent an excellent opportunity to take advantage of the growing needs of both global consumers and productivity-seeking businesses around the world.

We also see a considerable cyclical opportunity coming from global reflation activities, as global stimulus efforts and increasing liquidity measures taken by the world’s central banks persist. Despite some pullback in the period, we continue to hold a favorable outlook for opportunities in areas such as energy and materials based on strong global demand for resources, especially within developing economies. Accordingly, our holdings reflect our participation in these opportunities.

We believe that these prominent themes will provide growth opportunities for companies all throughout the world, particularly those with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that global companies may be less vulnerable to economic weakness in a particular country or region, and we are favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

In selecting high yield securities and corporate bonds for this Fund, we seek to balance yield and risk considerations. We therefore favor companies that we believe offer reliable debt servicing, respectable balance sheets and strong cash flows. As part of our active approach, we subject each investment to our rigorous fundamental credit research.

Our Use of Leverage

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed-income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe that the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	3

Letter to Shareholders

Thinking Long-Term, Thinking Globally

Experience has shown us that volatility and uncertainty have always been, and will continue to be, big factors in investing. Yet it is that same experience that has taught us that while we may not be able to control market volatility or anticipate every potential event in the global economy, we can still find investing success over the long term with a disciplined approach that fully takes into account both risks and rewards. We believe that volatility and uncertainty do not constitute an argument to stay out of the markets, but rather a reason to rely on the same comprehensive approach to investing that has served us remarkably well over the past several decades.

While we may not be able to precisely time the arrival of the next true bull market, we believe that there are compelling choices for long-term investors. Our active, team-oriented investment process continues to seek out and analyze global opportunities that we believe will deliver long-term results to shareholders over full market cycles. Despite the challenges that exist, we are optimistic about the investing prospects we see in the coming months and years.

As we invest on behalf of Fund shareholders, we seek to be global in our perspective. We believe our dynamic allocation approach has been instrumental to the results we have achieved over full market cycles and will continue to be, particularly given the low rates currently available in many segments of the fixed income marketplace.

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Co-CIO

Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories designed to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high yield and convertible securities, primarily in U.S. markets	Invests in equities and higher yielding convertible securities and corporate bonds, in both U.S. and non- U.S. markets
Calamos Convertible and High Income Fund (Ticker: CHY)	OBJECTIVE: U.S. TOTAL RETURN
Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ)
OBJECTIVE: GLOBAL ENHANCED FIXED INCOME	Invests in equities and higher yielding convertible securities and corporate bonds, primarily in U.S. markets.
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 32.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/12
Common Shares – Inception 6/27/07
	6 Months	1 Year	Since Inception**
On Market Price	18.82%	5.16%	-1.07%

On NAV	9.07%	-2.54%	1.42%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Energy	19.0%
Information Technology	18.4
Health Care	11.0
Consumer Discretionary	10.4
Materials	9.1
Industrials	8.9
Consumer Staples	8.1
Financials	6.7
Telecommunication Services	3.4
Utilities	2.3

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s strategy, performance and positioning for the six-month period ended April 30, 2012.

Q.  To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

A.  Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed income offering that seeks to provide an attractive monthly distribution, with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we are drawing upon our team’s wide-ranging experience in an array of asset classes. We utilize a highly flexible approach, and can invest in equities, convertible securities and high yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed-income funds. The allocation to each asset class and strategy is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in non-U.S. companies. We emphasize companies with reliable debt servicing, respectable balance sheets, and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor where possible companies with geographically diversified revenue streams and global business strategies.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

6	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

*	The Fund’s distribution was $0.0620 per share in April 2012; return of capital was estimated to represent $0.0240 of this distribution.

Q.  How did the Fund perform over the reporting period?

A.  The Fund gained 9.07% on a net asset value (NAV) basis for the six-month period ended April 30, 2012. On a market price basis, the Fund returned 18.82%. On both a NAV and market price basis, the Fund’s returns surpassed the broader global fixed income and equity markets, with the BofA Merrill Lynch Global Broad Market Index gaining 2.91% and the MSCI World Index rising 7.87%.

Q.  How do NAV and market price return differ?

A.  Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings. A fund’s NAV return measures the return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

Q.  Please discuss the Fund’s distributions during the semiannual period.

A.  We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions increased from $0.0500 to $0.0620 in February. The Fund’s annualized distribution rate was 8.45% of market price as of April 30, 2012.*

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2012, the dividend yield of S&P 500 Index stocks averaged 2.29%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasurys and 30-year U.S. Treasurys yielding 1.95% and 3.12%, respectively.

Q.  What factors influenced performance over the reporting period?

A.  As we discussed, this Fund has the flexibility to incorporate a number of strategies, including investments in convertible securities and high-yield bonds, U.S. equities, international equities and convertible arbitrage. The equity sleeves outperformed their respective benchmarks over the reporting period, while the convertible and high yield sleeve underperformed its more aggressive equity benchmark.

Within convertibles and high yield, an overweight to energy hampered performance, as this sector did not perform as well as the rest of the index. Despite the weakness in the period, we have a favorable long-term view of the opportunities in the energy sector, particularly as global stimulus and liquidity from the world’s central banks persists. We believe the portfolio’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	7

Investment Team Discussion

ASSET ALLOCATION AS OF 4/30/12

Fund asset allocations are based on total investments and may vary over time.

developing economies. Our security selection within telecommunications and utilities helped performance as both of these sectors within the benchmark had negative returns.

Within U.S. equities, the Fund’s overweight to and security selection within information technology had the greatest positive impacts on performance. We maintain conviction in information technology due to the higher cash flows, lower debt levels and cleaner balance sheets we see in many companies. In addition, we expect these companies to thrive in the future as they seek solutions to improve and enhance productivity and business performance. The sector continues to profit from many of the long-term secular growth themes we have identified, including strong business and consumer demand for products and services that provide access to information and entertainment. Many companies are also benefiting from frequent innovations which bring together many different technologies, strengthening connectivity for individuals and businesses.

Within international equities, strong security selection within health care contributed to relative returns during the period, as names within the pharmaceuticals and health care equipment and supplies industries strongly outperformed those within the index. Our focus within this sector remains on companies that have displayed strong corporate performance, healthy cash flows, strong fundamentals and those that are more insulated from the impacts of health care reform. Selection within the materials sector hampered relative performance during the time period, as names within the metals and mining industry—most notably the allocation to gold—lagged the index. We continue to believe this sector will be supported by increased demand for resources from emerging market regions, as well as reflation efforts and accommodative global central bank policies.

Finally, our allocation to convertible arbitrage added value on an absolute basis but did not perform as well as the portfolio sleeves.

Q.  How is the Fund positioned?

A.  In the current environment, we have emphasized common stocks, which make up nearly 50% of the portfolio as of April 30, 2012. Corporate bonds represent 35% of the portfolio, while convertible securities represent approximately 11% of the portfolio.

Broadly speaking, we are favoring larger global businesses, with diversified revenues and strong brands, particularly companies based in the U.S. and select developed markets in Europe. We have sought holdings we believe are well positioned to capitalize on the growth trends we see around the world, including those related to emerging markets. In regard to the Fund’s convertible securities and corporate bonds, we also seek out reliable debt servicing and the potential for credit upgrades. In keeping with our risk-conscious approach to income, we continue to favor a mix of investment grade credits and credits from the higher tiers of the high yield universe (generally recognized as credits with ratings less than BBB).

From a sector perspective, we have found the most compelling opportunities within the information technology and health care sectors, areas where we have increased the Fund’s allocation. We slightly decreased positions in the energy and materials sectors. We also increased our allocation of convertible securities from approximately 17% to 19% during the reporting period, while holding fairly consistent with our allocation to common stock and slightly reducing high yield bonds.

8	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

Q.  What is your outlook for the Fund?

A.  We expect continued growth in the global economy as a whole, and believe that a number of themes (including increasing wealth and middle class consumption within emerging market countries) will provide growth opportunities for companies all throughout the world. Despite these trends, however, global markets overall remain a somewhat volatile and challenging investment environment.

We have positioned this Fund to emphasize companies with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that multinational companies may be less vulnerable to economic weakness in a particular country or region. In particular, we are favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

We also find certain segments of the fixed income market to be very attractive. The mid-grade credit space in particular, encompassing the higher quality portion of the high yield market and the lower quality portion of investment grade, offers yield, opportunity for capital gain and risk reduction as it pertains to rising interest rates. The Fund is positioned accordingly.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (48.0%)
	Consumer Discretionary (9.3%)
556,000	Cooper Tire & Rubber Company 8.000%, 12/15/19	$604,650
4,180,000	Dana Holding Corp.µ 6.750%, 02/15/21	4,519,625
	DISH Network Corp.
2,000,000	7.125%, 02/01/16µ	2,225,000
500,000	7.875%, 09/01/19	581,250
4,000,000	Gap, Inc. 5.950%, 04/12/21	4,142,776
	Goodyear Tire & Rubber Company
4,714,000	8.250%, 08/15/20	5,008,625
1,000,000	7.000%, 05/15/22	997,500
	Icahn Enterprises, LP
3,188,000	8.000%, 01/15/18	3,423,115
800,000	7.750%, 01/15/16	846,000
4,000,000	J.C. Penney Company, Inc. 7.125%, 11/15/23	4,165,000
	Jaguar Land Rover, PLC*
4,000,000	8.125%, 05/15/21	4,200,000
1,500,000	7.750%, 05/15/18	1,571,250
2,000,000	Jarden Corp. 8.000%, 05/01/16	2,198,750
3,000,000	Lear Corp.µ 8.125%, 03/15/20	3,360,000
2,000,000	Liberty Media Corp. 8.500%, 07/15/29	2,067,500
	Limited Brands, Inc.
2,000,000	6.950%, 03/01/33	1,950,000
300,000	5.625%, 02/15/22	303,375
	Meritage Homes Corp.
1,812,000	7.000%, 04/01/22*	1,843,710
800,000	7.150%, 04/15/20	830,000
2,000,000	MGM Resorts International 7.500%, 06/01/16	2,090,000
2,210,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	2,240,387
	Service Corp. International
1,000,000	8.000%, 11/15/21	1,147,500
1,000,000	7.000%, 05/15/19	1,073,750
350,000	Wynn Las Vegas, LLC 7.750%, 08/15/20	388,500

		51,778,263

	Consumer Staples (1.7%)
333,000	Constellation Brands, Inc. 8.375%, 12/15/14	380,453
564,000	Darling International, Inc. 8.500%, 12/15/18	635,205
1,175,000	Elizabeth Arden, Inc. 7.375%, 03/15/21	1,295,438

PRINCIPAL AMOUNT			VALUE

4,867,000		Post Holdings, Inc.* 7.375%, 02/15/22	$5,073,847
2,000,000		Smithfield Foods, Inc.µ 7.750%, 07/01/17	2,255,000

			9,639,943

		Energy (13.7%)
5,500,000	NOK	Aker Solutions, ASA 8.700%, 06/26/14	1,044,708
1,506,000		Atwood Oceanics, Inc. 6.500%, 02/01/20	1,592,595
1,134,000		Basic Energy Services, Inc. 7.750%, 02/15/19	1,162,350
3,000,000		Berry Petroleum Company 6.375%, 09/15/22	3,127,500
5,000,000		Bristow Group, Inc. 7.500%, 09/15/17	5,250,000
5,000,000		Calfrac Holdings, LPµ* 7.500%, 12/01/20	4,925,000
3,000,000		Calumet Specialty Products, LP 9.375%, 05/01/19	3,142,500
2,500,000		Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	2,662,500
2,000,000		Chesapeake Energy Corp. 9.500%, 02/15/15	2,190,000
2,000,000		Cimarex Energy Company 5.875%, 05/01/22	2,075,000
2,000,000		Clayton Williams Energy, Inc. 7.750%, 04/01/19	1,995,000
2,170,000		Concho Resources, Inc.µ 8.625%, 10/01/17	2,387,000
		Frontier Oil Corp.
4,424,000		6.875%, 11/15/18	4,645,200
1,000,000		8.500%, 09/15/16	1,067,500
3,000,000		GulfMark Offshore, Inc.* 6.375%, 03/15/22	3,067,500
1,158,000		Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	1,217,347
1,000,000		Holly Energy Partners, LP* 6.500%, 03/01/20	1,012,500
360,000		HollyFrontier Corp. 9.875%, 06/15/17	405,000
		Hornbeck Offshore Services, Inc.
1,470,000		8.000%, 09/01/17µ	1,594,950
800,000		5.875%, 04/01/20*	802,000
		Linn Energy, LLC
3,000,000		7.750%, 02/01/21	3,180,000
1,000,000		6.250%, 11/01/19*	986,250
525,000		Oasis Petroleum, Inc. 6.500%, 11/01/21	538,125
1,880,000		Pioneer Drilling Company 9.875%, 03/15/18	1,992,800

10	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Plains Exploration & Production Company
2,000,000	6.750%, 02/01/22	$2,090,000
2,000,000	6.125%, 06/15/19	2,030,000
3,500,000	Samson Investment Company* 9.750%, 02/15/20	3,657,500
4,000,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	4,295,216
	SESI, LLC
2,000,000	7.125%, 12/15/21*	2,175,000
2,000,000	6.875%, 06/01/14µ	2,015,000
	Swift Energy Company
1,700,000	8.875%, 01/15/20µ	1,861,500
515,000	7.125%, 06/01/17	534,313
1,000,000	Trinidad Drilling, Ltd.* 7.875%, 01/15/19	1,070,000
200,000	Unit Corp 6.625%, 05/15/21	204,000
4,500,000	W&T Offshore, Inc. 8.500%, 06/15/19	4,770,000

		76,765,854

	Financials (1.9%)
2,335,000	AON Corp 8.205%, 01/01/27	2,739,721
1,980,000	Leucadia National Corp.µ 8.125%, 09/15/15	2,215,125
4,000,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	4,090,000
	Omega Healthcare Investors, Inc.
1,070,000	5.875%, 03/15/24*	1,053,950
590,000	7.500%, 02/15/20	632,775

		10,731,571

	Health Care (5.2%)
134,000	AMERIGROUP Corp. 7.500%, 11/15/19	146,730
2,000,000	Endo Pharmaceuticals Holdings, Inc. 7.000%, 07/15/19	2,145,000
	Fresenius Med*
1,000,000	6.500%, 09/15/18	1,075,000
620,000	5.875%, 01/31/22	631,625
6,000,000	Grifols, SAµ 8.250%, 02/01/18	6,457,500
	Mylan, Inc.*
990,000	7.625%, 07/15/17µ	1,101,375
500,000	7.875%, 07/15/20	562,500
1,346,000	PSS World Medical, Inc.* 6.375%, 03/01/22	1,386,380
4,000,000	Teleflex, Inc.µ 6.875%, 06/01/19	4,300,000
	Valeant Pharmaceuticals International, Inc.*
3,800,000	7.250%, 07/15/22	3,809,500
1,300,000	7.000%, 10/01/20	1,324,375
250,000	6.750%, 10/01/17	258,438

PRINCIPAL AMOUNT		VALUE

5,569,000	Warner Chilcott Company, LLCµ 7.750%, 09/15/18	$6,111,977

		29,310,400

	Industrials (5.4%)
1,328,000	Abengoa, SA* 8.875%, 11/01/17	1,274,880
	Belden, Inc.
1,000,000	9.250%, 06/15/19	1,085,000
500,000	7.000%, 03/15/17	516,250
1,562,000	Boart Longyear Management, Pty., Ltd.µ* 7.000%, 04/01/21	1,644,005
900,000	Clean Harbors, Inc. 7.625%, 08/15/16	949,500
2,500,000	Deluxe Corp.~ 7.375%, 06/01/15	2,556,250
688,000	Dycom Investments, Inc. 7.125%, 01/15/21	712,080
1,500,000	FTI Consulting, Inc. 7.750%, 10/01/16	1,567,500
502,000	Interline Brands, Inc. 7.000%, 11/15/18	534,002
2,000,000	Manitowoc Company, Inc.µ 7.125%, 11/01/13	2,010,000
1,745,000	Monaco SpinCo, Inc.*† 6.750%, 04/30/20	1,814,800
230,000	Navistar International Corp. 8.250%, 11/01/21	249,550
4,000,000	Rexel, SA* 6.125%, 12/15/19	4,075,000
	Terex Corp.
1,540,000	6.500%, 04/01/20	1,586,200
1,500,000	8.000%, 11/15/17	1,578,750
837,000	TransDigm Group, Inc. 7.750%, 12/15/18	916,515
2,630,000	Triumph Group, Inc. 8.625%, 07/15/18	2,939,025
4,000,000	UR Financing Escrow Corp.* 7.625%, 04/15/22	4,240,000

		30,249,307

	Information Technology (4.7%)
707,000	Amkor Technology, Inc. 6.625%, 06/01/21	728,210
2,925,000	Audatex North America, Inc.* 6.750%, 06/15/18	3,078,563
	Equinix, Inc.
2,500,000	7.000%, 07/15/21	2,737,500
400,000	8.125%, 03/01/18µ	444,000
2,000,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	2,177,500
5,472,000	iGATE Corp.µ 9.000%, 05/01/16	5,964,480

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

3,500,000		Sanmina-SCI Corp.* 7.000%, 05/15/19	$3,596,250
		Seagate Technology
2,000,000		7.000%, 11/01/21*	2,180,000
1,250,000		6.875%, 05/01/20	1,346,875
		ViaSat, Inc.
3,000,000		6.875%, 06/15/20*	3,052,500
1,000,000		8.875%, 09/15/16	1,087,500

			26,393,378

		Materials (3.3%)
967,000		Clearwater Paper Corp. 7.125%, 11/01/18	1,034,690
		FMG Resources*
6,000,000		8.250%, 11/01/19µ	6,525,000
2,500,000		6.875%, 04/01/22	2,543,750
3,000,000		New Gold, Inc.* 7.000%, 04/15/20	3,075,000
		Sealed Air Corp.
1,500,000		7.875%, 06/15/17	1,623,695
1,290,000		8.125%, 09/15/19*	1,448,025
		Steel Dynamics, Inc.
1,675,000		7.750%, 04/15/16µ	1,750,375
325,000		7.625%, 03/15/20	359,125

			18,359,660

		Telecommunication Services (0.4%)
2,000,000		Qwest Communications International, Inc. 7.750%, 02/15/31	2,002,500

		Utilities (2.4%)
1,050,000		AES Corp.* 7.375%, 07/01/21	1,173,375
5,500,000		AmeriGas Finance Corp. 7.000%, 05/20/22	5,623,750
		Calpine Corp.*
5,000,000		7.875%, 01/15/23	5,412,500
1,090,000		7.500%, 02/15/21	1,171,750

			13,381,375

		TOTAL CORPORATE BONDS (Cost $259,211,207)	268,612,251

CONVERTIBLE BONDS (10.9%)
		Consumer Discretionary (1.2%)
6,000,000	HKD	Hengdeli Holdings, Ltd. 2.500%, 10/20/15	786,347
1,750,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	1,537,813
3,931,000		Priceline.com, Inc.* 1.000%, 03/15/18	4,368,324

			6,692,484

PRINCIPAL AMOUNT			VALUE

		Consumer Staples (0.3%)
1,500,000		Smithfield Foods, Inc. 4.000%, 06/30/13	$1,663,125

		Energy (1.9%)
2,000,000		Chesapeake Energy Corp. 2.750%, 11/15/35	1,865,000
1,000,000		Newpark Resources, Inc. 4.000%, 10/01/17	990,000
3,100,000		Subsea 7, SAµ 2.250%, 10/11/13	3,798,929
		Technip, SA
1,950,000	EUR	0.500%, 01/01/16	2,540,044
1,150,000	EUR	0.250%, 01/01/17	1,609,785

			10,803,758

		Financials (0.8%)
4,000,000		Affiliated Managers Group, Inc.µ 3.950%, 08/15/38	4,425,000

		Health Care (1.8%)
2,000,000		LifePoint Hospitals, Inc.µ 3.500%, 05/15/14	2,087,500
6,500,000		Shire, PLC 2.750%, 05/09/14	7,675,999

			9,763,499

		Information Technology (3.1%)
3,200,000	EUR	Cap Gemini, SA 3.500%, 01/01/14	1,621,183
3,000,000		Ciena Corp.* 3.750%, 10/15/18	3,225,000
5,500,000		Intel Corp.µ 2.950%, 12/15/35	6,290,625
1,500,000		Mentor Graphics Corp. 4.000%, 04/01/31	1,605,000
4,000,000		Nuance Communications, Inc.µ* 2.750%, 11/01/31	4,500,000
300,000		Photronics, Inc.* 3.250%, 04/01/16	297,750

			17,539,558

		Materials (1.8%)
3,000,000		AngloGold Ashanti, Ltd.µ 3.500%, 05/22/14	3,210,000
5,450,000		Goldcorp, Inc.µ 2.000%, 08/01/14	6,287,938
196,000		Steel Dynamics, Inc. 5.125%, 06/15/14	212,660

			9,710,598

		TOTAL CONVERTIBLE BONDS (Cost $58,271,522)	60,598,022

12	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

U.S. GOVERNMENT AND AGENCY SECURITY (0.6%)
3,500,000		United States Treasury Note~ 1.375%, 02/15/13 (Cost $3,532,262)	$3,533,222

SOVEREIGN BONDS (0.9%)
535,000	BRL	Federative Republic of Brazil 10.000%, 01/01/14	2,947,293
2,500,000	NZD	Government of New Zealand 6.000%, 04/15/15	2,234,368

		TOTAL SOVEREIGN BONDS (Cost $4,814,622)	5,181,661

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.1%)
		Consumer Staples (0.3%)
16,750		Bunge, Ltd. 4.875%	1,597,531

		Energy (2.3%)
140,000		Apache Corp.µ 6.000%	7,436,800
6,506		Chesapeake Energy Corp.µ* 5.750%	5,633,690

			13,070,490

		Financials (1.0%)
65,000		Affiliated Managers Group, Inc.µ 5.150%	2,807,188
13,600		MetLife, Inc. 5.000%	935,544
1,600		Wells Fargo & Companyµ 7.500%	1,792,048

			5,534,780

		Industrials (0.2%)
8,573		Stanley Black & Decker, Inc. 4.750%	1,028,760

		Utilities (0.3%)
32,000		NextEra Energy, Inc.µ 7.000%	1,726,400

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $24,713,818)	22,957,961

COMMON STOCKS (69.0%)
		Consumer Discretionary (3.3%)
225,000	JPY	ASICS Corp.µ	2,422,356
38,500		Carnival Corp.µ	1,250,865
400,000	AUD	Harvey Norman Holdings, Ltd.µ	838,725
83,000	JPY	Panasonic Corp.	636,332
9,000	EUR	Porsche Automobil Holding, SEµ	549,857

NUMBER OF SHARES			VALUE

110,000	JPY	Suzuki Motor Corp.	$2,589,009
25,723	CHF	Swatch Group, AGµ	2,056,257
10,689	CHF	Swatch Group, AG	4,938,404
31,000	JPY	Toyota Motor Corp.	1,270,311
46,800		Walt Disney Companyµ	2,017,548

			18,569,664

		Consumer Staples (8.8%)
71,500	EUR	Anheuser-Busch InBev, NVµ	5,153,397
53,000	EUR	Beiersdorf, AGµ	3,719,369
38,900		Coca-Cola Companyµ	2,968,848
137,000	BRL	Companhia de Bebidas das Americasµ	5,770,653
106,500	EUR	Danone, SAµ	7,497,504
215,000	GBP	Diageo, PLCµ	5,423,003
40,000	EUR	Heineken, NVµ	2,189,333
225,000	CHF	Nestlé, SAµ	13,790,087
42,000		Wal-Mart Stores, Inc.µ	2,474,220

			48,986,414

		Energy (7.9%)
875,000	GBP	BP, PLCµ	6,321,089
19,500		Chevron Corp.µ	2,077,920
2,175,000	HKD	CNOOC, Ltd.	4,596,098
40,000		ConocoPhillipsµ	2,865,200
23,500		Devon Energy Corp.µ	1,641,475
95,000	EUR	ENI, S.p.A.µ	2,110,883
180,000	CAD	Ensign Energy Services, Inc.µ	2,602,015
40,500		Exxon Mobil Corp.µ	3,496,770
24,000		Noble Corp.µ#	913,440
15,000		Occidental Petroleum Corp.µ	1,368,300
57,500	NOK	Petroleum Geo-Services, ASAµ#	869,847
82,300	GBP	Royal Dutch Shell, PLCµ	2,935,307
33,300		Schlumberger, Ltd.	2,468,862
73,000	CAD	Suncor Energy, Inc.	2,411,287
34,000	EUR	Technip, SA	3,861,053
74,000	EUR	TOTAL, SAµ	3,552,269

			44,091,815

		Financials (5.4%)
440,000	GBP	Aberdeen Asset Management, PLCµ	2,025,092
4,000		American International Group, Inc.µ#	136,120
95,000	AUD	ASX, Ltd.µ	3,158,400
105,000		Bank of America Corp.µ	851,550
41,000		Bank of New York Mellon Corp.µ	969,650
18,961		Citigroup, Inc.	626,471
29,000	EUR	Deutsche Böerse, AG	1,820,879
12,000		Franklin Resources, Inc.µ	1,506,120

19,000		Hartford Financial Services Group, Inc.µ	390,450

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

77,500		JPMorgan Chase & Companyµ	$3,330,950
80,000	CHF	Julius Baer Group, Ltd.µ#	3,066,529
99,000		Manulife Financial Corp.µ	1,353,330
16,000		MetLife, Inc.µ	576,480
98,000	CAD	Power Financial Corp.µ	2,936,478
8,500		Prudential Financial, Inc.µ	514,590
140,000	GBP	Standard Chartered, PLCµ	3,422,391
23,500		T. Rowe Price Group, Inc.µ	1,483,203
8,300	CHF	Zurich Financial Services, AGµ#	2,033,524

			30,202,207

		Health Care (8.0%)
23,000	DKK	Coloplast, A/S - Class Bµ	4,258,110
52,700		Covidien, PLC	2,910,621
34,250		Eli Lilly and Companyµ	1,417,607
39,700		Johnson & Johnsonµ	2,584,073
42,000		Medtronic, Inc.µ	1,604,400
144,533		Merck & Company, Inc.µ	5,671,475
98,700	CHF	Novartis, AG	5,449,844
92,100	DKK	Novo Nordisk, A/S - Class Bµ	13,577,659
121,800		Pfizer, Inc.µ	2,792,874
25,000	CHF	Roche Holding, AGµ	4,569,014

			44,835,677

		Industrials (6.5%)
270,000	CHF	ABB, Ltd.µ#	4,920,178
54,000	EUR	ALSTOMµ	1,931,293
610,000	GBP	BAE Systems, PLCµ	2,923,262
28,000		Boeing Companyµ	2,150,400
35,000	EUR	Bouygues, SA	954,926
37,300		Eaton Corp.	1,797,114
242,500		General Electric Companyµ	4,748,150
41,000		Honeywell International, Inc.µ	2,487,060
36,500		Illinois Tool Works, Inc.µ	2,094,370
75,000	JPY	Komatsu, Ltd.	2,158,500
47,000	EUR	Krones, AGµ	2,604,470
14,000	EUR	Nexans, SAµ	701,667
40,000	EUR	Royal Philips Electronics, NVµ#	796,019
63,500	EUR	Siemens, AGµ	5,894,096

			36,161,505

		Information Technology (17.1%)
72,000		Accenture, PLC - Class Aµ	4,676,400
17,100		Apple, Inc.µ#	9,990,504
75,000	EUR	ASML Holding, NVµ	3,816,228
25,000		CA, Inc.µ	660,500
60,000	JPY	Canon, Inc.µ	2,719,671
29,500	EUR	Cap Gemini, SAµ	1,152,487

NUMBER OF SHARES			VALUE

65,500		Check Point Software Technologies, Ltd.µ#	$3,807,515
47,500		Cisco Systems, Inc.	957,125
132,500		Dell, Inc.µ#	2,169,025
85,000		eBay, Inc. µ#	3,489,250
209,009		EMC Corp.µ#	5,896,144
6,250		Google, Inc.µ#	3,782,687
185,000		Intel Corp.µ	5,254,000
285,000	SEK	LM Ericsson Telephone Companyµ#	2,825,337
85,000	CHF	Logitech International, SAµ#	867,130
190,000		Microsoft Corp.µ	6,083,800
6,428		Motorola Solutions, Inc.µ	328,021
20,400	JPY	Nintendo Company, Ltd.µ	2,753,672
580,000	EUR	Nokia, OYJ	2,100,590
92,000	JPY	Nomura Research Institute, Ltd.	2,110,658
42,000		Oracle Corp.µ	1,234,380
51,000		QUALCOMM, Inc.µ	3,255,840
5,560	KRW	Samsung Electronics Company, Ltd.µ	6,805,225
198,500	EUR	SAP, AGµ	13,163,241
42,900	EUR	Software, AG	1,499,560
75,000		Symantec Corp.µ#	1,239,000
1,025,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,029,527

			95,667,517

		Materials (7.3%)
64,000	GBP	Anglo American, PLCµ	2,473,265
154,000	CAD	Barrick Gold Corp.	6,229,529
13,500		Cliffs Natural Resources, Inc.µ	840,510
41,000		Dow Chemical Companyµ	1,389,080
135,000	CAD	Goldcorp, Inc.µ	5,169,864
160,000	AUD	Newcrest Mining, Ltd.	4,360,013
33,500	CAD	Potash Corp. of Saskatchewan, Inc.	1,424,305
51,000	GBP	Rio Tinto, PLCµ	2,858,794
15,000	CHF	Syngenta, AGµ	5,260,150
83,500	CAD	Teck Resources, Ltd. - Class Bµ	3,115,665
280,000	CAD	Yamana Gold, Inc.µ	4,107,101
77,000	NOK	Yara International, ASAµ	3,774,547

			41,002,823

		Telecommunication Services (4.2%)
187,000		América Móvil, SAB de CVµ	4,983,550
145,000		AT&T, Inc.µ	4,771,950
96,000	EUR	France Telecom, SAµ	1,315,975
475	JPY	KDDI Corp.	3,109,489
588,420	BRL	Tim Participacoes, SAµ	3,500,607
2,157,000	GBP	Vodafone Group, PLCµ	5,970,492

			23,652,063

14	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

		Utilities (0.5%)
10,500		Exelon Corp.µ	$409,604
45,801	EUR	GDF Suezµ	1,054,534
29,000	EUR	RWE, AGµ	1,246,624

			2,710,762

		TOTAL COMMON STOCKS (Cost $470,577,881)	385,880,447

RIGHTS (0.0%) #
		Consumer Staples (0.0%)
333	BRL	Companhia de Bebidas das Americas, Rights (Cost $0)	2,877

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTION (0.3%) #
		Consumer Discretionary (0.3%)
95		Priceline.com, Inc. Call, 01/19/13, Strike $630.00 (Cost $786,895)	1,674,375

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (1.7%)
9,656,650		Fidelity Prime Money Market Fund - Institutional Class (Cost $9,656,650)	9,656,650

TOTAL INVESTMENTS (135.5%) (Cost $831,564,857)			758,097,466

LIABILITIES, LESS OTHER ASSETS (-35.5%)			(198,738,829)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$559,358,637

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-0.9%)#
		Consumer Staples (-0.2%)
(45,000)		Smithfield Foods, Inc.	(943,200)

		Energy (-0.1%)
(58,827)		Newpark Resources, Inc.	(374,140)

		Financials (-0.2%)
(9,600)		Affiliated Managers Group, Inc.	(1,090,752)

		Health Care (-0.1%)
(13,600)		LifePoint Hospitals, Inc.	(530,672)

		Information Technology (-0.3%)
(92,500)		Ciena Corp.	(1,370,850)
(39,500)		Mentor Graphics Corp.	(570,775)

NUMBER OF SHARES		VALUE

(19,070)	Photronics, Inc.	$(118,043)

		(2,059,668)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $4,605,669)	(4,998,432)

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $417,223,848. $193,574,814 of the collateral has been re-registered by the counterparty.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2012, the value of 144A securities that could not be exchanged to the registered form is $76,488,550 or 13.7% of net assets applicable to common shareholders.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options, swaps, or securities sold short. The aggregate value of such securities is $4,082,406.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2012 (Unaudited)

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.5350% quarterly	3 month LIBOR	03/09/14	$80,000,000	$(3,247,059)
BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	36,900,000	(261,001)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	34,000,000	(174,947)

					$(3,683,007)

CURRENCY EXPOSURE

APRIL 30, 2012

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$485,191,373	64.4%
European Monetary Unit	74,457,266	9.9%
Swiss Franc	46,951,117	6.2%
British Pound Sterling	34,352,695	4.6%
Canadian Dollar	27,996,244	3.7%
Japanese Yen	19,769,998	2.6%
Danish Krone	17,835,769	2.4%
Brazilian Real	12,221,430	1.6%
Australian Dollar	8,357,138	1.1%
South Korean Won	6,805,225	0.9%
Norwegian Krone	5,689,102	0.8%
Hong Kong Dollar	5,382,445	0.7%
New Taiwanese Dollar	3,029,527	0.4%
Swedish Krona	2,825,337	0.4%
New Zealand Dollar	2,234,368	0.3%
Total Investments Net of Common Stocks Sold Short	$753,099,034	100.0%

Currency exposure may vary over time.

16	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    April 30, 2012 (Unaudited)

ASSETS
Investments in securities, at value (cost $831,564,857)	$758,097,466
Cash with custodian (interest bearing)	1,327,682
Restricted cash for short positions (interest bearing)	5,071,862
Foreign currency (cost $36,159)	36,156
Receivables:
Accrued interest and dividends	7,517,074
Investments sold	78,084
Prepaid expenses	19,886
Other assets	96,121

Total assets	772,244,331

LIABILITIES
Securities sold short, at value (proceeds $4,605,669)	4,998,432
Unrealized depreciation on interest rate swaps	3,683,007
Payables:
Note payable	201,000,000
Investments purchased	2,346,113
Affiliates:
Investment advisory fees	622,371
Deferred compensation to trustees	96,121
Financial accounting fees	7,078
Trustees’ fees and officer compensation	1,558
Other accounts payable and accrued liabilities	131,014

Total liabilities	212,885,694

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$559,358,637

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$774,591,195
Undistributed net investment income (loss)	(11,791,636)
Accumulated net realized gain (loss) on investments, foreign currency transactions, short positions and interest rate swaps	(125,901,106)
Unrealized appreciation (depreciation) of investments, foreign currency translations, short positions and interest rate swaps	(77,539,816)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$559,358,637

Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$9.48

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	17

Statement of Operations    Six Months Ended April 30, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$8,491,060
Dividends	7,097,422
Securities lending income	58,220
Dividend taxes withheld	(411,448)

Total investment income	15,235,254

EXPENSES
Investment advisory fees	3,687,622
Interest expense and related fees	1,326,411
Registration fees	60,828
Printing and mailing fees	57,417
Financial accounting fees	41,995
Custodian fees	41,758
Accounting fees	30,996
Audit fees	23,116
Trustees’ fees and officer compensation	19,518
Transfer agent fees	13,655
Legal fees	9,919
Dividend expense on short positions	625
Other	35,192

Total expenses	5,349,052

NET INVESTMENT INCOME (LOSS)	9,886,202

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,828,471
Purchased options	46,309
Foreign currency transactions	(142,094)
Short positions	117,125
Interest rate swaps	(1,550,628)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	32,419,700
Purchased options	1,121,052
Foreign currency translations	(911)
Short positions	(505,275)
Interest rate swaps	1,230,286

NET GAIN (LOSS)	34,564,035

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$44,450,237

18	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$9,886,202	$17,511,175
Net realized gain (loss)	299,183	6,972,357
Change in unrealized appreciation/(depreciation)	34,264,852	1,805,028

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	44,450,237	26,288,560

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(19,826,349)	(22,949,523)
Return of capital	—	(12,454,672)

Net decrease in net assets from distributions to common shareholders	(19,826,349)	(35,404,195)

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	24,623,888	(9,115,635)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$534,734,749	$543,850,384

End of period	559,358,637	534,734,749

Undistributed net investment income (loss)	$(11,791,636)	$(1,851,489)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	19

Statement of Cash Flows    Six Months Ended April 30, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$44,450,237
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(215,586,821)
Net proceeds from disposition of short term investments	(3,624,696)
Purchase of securities sold short	(5,514,620)
Proceeds from disposition of investment securities	234,393,251
Proceeds from securities sold short	1,837,894
Amortization and accretion of fixed-income securities	(318,828)
Net realized gains/losses from investments, excluding purchased options	(1,828,471)
Net realized gains/losses from purchased options	(46,309)
Net realized gains/losses from short positions	(117,125)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(32,419,700)
Change in unrealized appreciation or depreciation on purchased options	(1,121,052)
Change in unrealized appreciation or depreciation on short positions	505,275
Change in unrealized appreciation or depreciation on interest rate swaps	(1,230,286)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(2,739,117)
Restricted cash for short positions (interest bearing)	3,486,384
Prepaid expenses	(4,276)
Other assets	(4,277)
Increase/(decrease) in liabilities:
Payables to affiliates	26,988
Other accounts payable and accrued liabilities	(565)

Net cash provided by/(used in) operating activities	$20,143,886

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to common shareholders	(19,826,349)

Net cash provided by/(used in) financing activities	$(19,826,349)

Net increase/(decrease) in cash and foreign currency*	$317,537

Cash and foreign currency at beginning of period	$1,046,301

Cash and foreign currency at end of period	$1,363,838

Supplemental disclosure
Cash paid for interest and related fees	$1,325,597

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $0.

20	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007. The Fund’s investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	21

Notes to Financial Statements

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 – 2010 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

22	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $96,121 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2012. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2012.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2012 were as follows:

Cost of purchases	$218,559,649
Proceeds from sales	220,417,197

The following information is presented on a federal income tax basis as of April 30, 2012. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2012 was as follows:

Cost basis of investments	$839,152,239

Gross unrealized appreciation	51,253,282
Gross unrealized depreciation	(132,308,055)

Net unrealized appreciation (depreciation)	$(81,054,773)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements

The tax character of distributions for the period ended April 30, 2012 will be determined at the end of the Fund’s current fiscal year. Distributions during the period ended October 31, 2011 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2011
Distributions paid from:
Ordinary income	$22,949,523
Return of capital	12,454,672

As of October 31, 2011, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(121,818,046)
Net unrealized gains/(losses)	(117,942,909)

Total accumulated earnings/(losses)	(239,760,955)
Other	(95,491)
Paid-in capital	774,591,195

Net assets applicable to common shareholders	$534,734,749

As of October 31, 2011, the Fund had capital loss carryforwards which, if not used, will expire as follows:

2017	$(121,150,124)
2018	(667,922)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at April 30, 2012. Calamos Advisors owned 11,339 of the outstanding shares at April 30, 2012. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

24	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

Note 7 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. There were no open forward foreign currency contracts at April 30, 2012.

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30, 2012, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 8 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2012, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements

Below are the types of derivatives in the Fund by gross value as of April 30, 2012:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE
Derivative Type:
Equity-Purchased options	Investments in securities	$1,674,375
Interest Rate Swaps	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	$3,683,007

Volume of Derivative Activity for the Six Months Ended April 30, 2012*

Equity:
Purchased Options	95
Interest Rate:
Interest rate swaps	$34,000,000

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

Note 8 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $255,000,000, and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. For the period ended April 30, 2012, the average borrowings under the Agreement and the average interest rate on the amount borrowed were $201,000,000 and 1.18%, respectively. As of April 30, 2012, the amount of such outstanding borrowings was $201,000,000. The interest rate applicable to the borrowings on April 30, 2012 was 1.12%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

26	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

Note 9 – When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$268,612,251	$—	$268,612,251
Convertible Bonds		60,598,022		60,598,022
U.S. Government and Agency Security		3,533,222		3,533,222
Sovereign Bonds		5,181,661		5,181,661
Convertible Preferred Stocks	11,193,152	11,764,809		22,957,961
Common Stocks	172,947,073	212,933,374		385,880,447
Rights		2,877		2,877
Purchased Option	1,674,375			1,674,375
Short Term Investment	9,656,650			9,656,650

Total	$195,471,250	$562,626,216	$—	$758,097,466

Liabilities:
Common Stocks Sold Short	$4,998,432	$—	$—	$4,998,432
Interest Rate Swaps		3,683,007		3,683,007

Total	$4,998,432	$3,683,007	$—	$8,681,439

Investments, at Value:	Transfers into Level 1*	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2*
Common Stocks	$4,920,178	$—	$—	$4,920,178

Total	$4,920,178	$—	$—	$4,920,178

*	Transfers to Level 1 from Level 2 were due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

28	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 27, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.06		$9.22	$8.48	$7.42	$14.80	$14.32	(a)

Income from investment operations:
Net investment income (loss)**	0.17		0.30	0.31	0.32	0.60	0.18

Net realized and unrealized gain (loss)	0.59		0.14	1.03	1.63	(6.49)	0.75

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	(0.01)	(0.17)	(0.04)

Total from investment operations	0.76		0.44	1.34	1.94	(6.06)	0.89

Less distributions to common shareholders from:
Net investment income	(0.34)		(0.39)	(0.27)	(0.43)	(1.32)	—

Net realized gains	—		—	—	—	—	(0.33)

Return of capital	—		(0.21)	(0.33)	(0.45)	—	—

Total distributions	(0.34)		(0.60)	(0.60)	(0.88)	(1.32)	(0.33)

Capital charge resulting from issuance of common and preferred shares and related offering costs	—		—	—	— (b)	— (b)	(0.08)

Premiums from shares sold in at the market offerings	—		—	—	—	—	—

Net asset value, end of period	$9.48		$9.06	$9.22	$8.48	$7.42	$14.80

Market value, end of period	$8.80		$7.72	$8.24	$7.34	$6.35	$13.09

Total investment return based on:(c)
Net asset value	9.07%		5.64%	17.50%	31.82%	(43.35% )	5.92%

Market value	18.82%		0.72%	21.32%	33.32%	(45.14% )	(10.59%	)

Net assets, end of period (000)	$559,359		$534,735	$543,850	$500,245	$437,906	$873,464

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$—	$—	$50,000	$350,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)	1.99%	(e)	1.93%	2.20%	3.24%	2.68%	1.22%	(e)

Gross expenses prior to expense reductions and earnings credits(d)	1.99%	(e)	1.93%	2.20%	3.26%	2.70%	1.26%	(e)

Net expenses, excluding interest expenses and dividend expense on short positions(d)	1.50%	(e)	1.45%	1.52%	2.32%	2.10%	1.22%	(e)

Net investment income (loss)(d)	3.68%	(e)	3.11%	3.55%	4.31%	4.70%	3.83%	(e)

Preferred share distributions	—%		—%	—%	0.07%	1.35%	0.81%	(e)

Net investment income (loss), net of preferred share distributions from net investment income	3.68%	(e)	3.11%	3.55%	4.24%	3.35%	3.02%	(e)

Portfolio turnover rate	30%		43%	37%	34%	79%	9%

Average commission rate paid	$0.0110		$0.0136	$0.0121	$0.0191	$0.0864	$0.0427

Asset coverage per preferred share, at end of period(f)	$—		$—	$—	$—	$243,959	$87,404

Asset coverage per $1,000 of loan outstanding(g)	$3,783		$3,660	$3,847	$3,619	$3,900	$—

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Dynamic Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2012, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2011 and the financial highlights for each of the four years in the period then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007; and in our report dated December 16, 2011, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 21, 2012

30	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	31

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, PIttsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

32	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Automatic Dividend Reinvestment Plan

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	33

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2011, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 22, 2011, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02111

TRANSFER AGENT:

Computershare

P.O. Box 358016

Pittsburgh, PA 15252

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2012 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

CHWSAN 3083 2012

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics – Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 25, 2012